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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 19, 1996


THE NATIONAL COLLEGIATE TRUST 1996-S2 (as issuer under the Indenture, dated as of November 1, 1996, providing for the issuance of Class A Collateralized Student Loan Bonds, Series 1996-S2 and Class B Collateralized Student Loan Bonds, Series 1996-S2)


                      The National Collegiate Trust 1996-S2
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               (Exact name of Issuer as specified in its charter)


        Delaware                       33-63616           51-0378319
        --------                       --------           ----------
(State or Other Jurisdiction           (Commission        (I.R.S. Employer
of Incorporation)                      File Number)       Identification Number)

c/o Delaware Trust Capital Management, Inc.
900 Market Street
Wilmington, Delaware                                            19801
--------------------                                            -----
(Address of Principal                                         (Zip Code)
Executive Offices)

Registrant's telephone number, including area code (302) 421-7748


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                                       -2-


         Item 5.  OTHER EVENTS.

         (a) On November 26, 1996, the Issuer expects to cause the issuance and sale of its Class A Collateralized Student Loan Bonds, Series 1996-S2 and its Class B Collateralized Student Loan Bonds, Series 1996-S2 (the "Underwritten Bonds") pursuant to an Indenture, to be dated as of November 1, 1996, between the Issuer and State Street Bank and Trust Company, as Indenture Trustee.

         In connection with the expected sale of the Underwritten Bonds, BA Securities, Inc. (the "Underwriter") has advised the Issuer that it has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 33-63616, which Computational Materials are being filed as Exhibit 1 to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Issuer and the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the student loans underlying the Underwritten Bonds (the "Student Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Student Loans will affect the actual yield, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.

         (b) In connection with Rule 5b-3 under the Trust Indenture Act of 1939, State Street Bank and Trust Company is qualified to act as Indenture Trustee under the Indenture, dated as of November 1, 1996, between State Street Bank and Trust Company and the Issuer. A copy of the Form T-1 regarding such qualification prepared by State Street Bank and Trust Company is being filed as
Exhibit 2 to this report.




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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    THE NATIONAL COLLEGIATE TRUST
                                    1996-S2

                                    By:      DELAWARE TRUST CAPITAL
                                             MANAGEMENT, INC., not in its
                                             individual capacity but as Owner
                                             Trustee


                                    By:      /s/ Richard N. Smith
                                             --------------------
                                    Name:    Richard N. Smith
                                    Title:   Vice President

Dated:  November 20, 1996




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                                 EXHIBITS TABLE


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS


                            Item 601 (a) of
             Exhibit        Regulation S-K
             Number         Exhibit No.               Description
             ------         -----------               -----------


             1                     99                 Computational Materials

             2                     25                 Form T-1




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                                  EXHIBIT INDEX


                       Item 601 (a) of                              Sequentially
         Exhibit       Regulation S-K                               Numbered
         Number        Exhibit No.        Description               Page
         ------        -----------        -----------               ----


         1                    99          Computational Materials   6

         2                    25          Form T-1                  10